Exhibit 4.1


THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b),
(c) OR (d), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OR ANY NOTE ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR

PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PLAYTEX PRODUCTS, INC.

                               -----------------

                    8 7/8% SENIOR NOTES due 2004, Series A

No. 1                                                             $148,000,000
CUSIP No. 72813P AB 6

            PLAYTEX PRODUCTS, INC., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of One Hundred Forty Eight Million United States dollars on July 15, 2004, at the office or agency of the Company referred to below, and to pay interest thereon from July 21, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 commencing January 15, 1998 at the rate of 8 7/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder in whose name such Security is registered as of such Regular Record Date, and may be paid on the Special Payment Date to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee (and for which notice shall be given to Holders of Securities not less than 10 days prior to such Special Record Date) or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of, premium, if any, and interest and Liquidated Damages on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be accrued on the basis of a 360-day year of twelve 30-day months.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated: July 21, 1997          PLAYTEX PRODUCTS, INC.


                              By:  /s/ Michael F. Goss
                                   -------------------------------

            This Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Senior Notes due 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, which may be issued under and are subject to the terms of an indenture (herein called the "Indenture") dated as of July 21, 1997, among the Company, the Guarantors named therein and Marine Midland Bank, as trustee (together with any successor Trustee under the Indenture, the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on this Security and (b) certain covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, PARI PASSU in right of payment to all Senior Indebtedness, and senior in right of payment to all Subordinated Indebtedness, whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions.

            The Securities are not redeemable by the Company prior to July 15, 2001. Thereafter, the Securities are subject to redemption, in whole or in part, at the option of the Company upon not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, at the election of the Company, in amounts of $1,000 or integral multiples of $1,000 at the following redemption prices (expressed as a percentage of the principal amount) if redeemed during the 12-month period beginning July 15 of the years indicated below:


                                                  Redemption
               Year                                  Price
               ----                               ----------

               2001..............................  104.438%
               2002..............................  102.219%
               2003..............................  100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Securities Outstanding on the date of the Indenture in amounts of $1,000 or integral multiples of $1,000, with the net proceeds from the sale by the Company of Qualified Capital Stock in one or more offerings, within 60 days of receipt of such proceeds, on not less than 30 nor more than 60 days' prior notice to the Holders, at a redemption price equal to 108 7/8% of the principal amount, together, in each case, with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2001, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control upon not less than 30 nor more than 60 days' prior notice to each Holder of Securities to be redeemed in amounts of $1,000 or an integral multiple thereof, at a redemption price equal to the sum of (i) the principal amount thereof plus (ii) accrued and unpaid interest and Liquidated Damages, if any, to the redemption date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date) plus (iii) the Applicable Premium.

            If less than all of the Securities are to be redeemed, such portion of the Securities shall be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

            Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or a portion of such Holder's Securities in amounts of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

            Under certain circumstances, in the event the Net Cash Proceeds that are received by the Company from any Asset Sale, and that are not applied to repay permanently any secured Senior Indebtedness then outstanding or invested in properties or assets used in the businesses of the Company, equal or exceed $25 million, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking PARI PASSU with the Securities.

            In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the

Indenture. Notwithstanding the foregoing, in the case of an Event of Default from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Securities will become due and payable without further action or notice.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture, the Securities and the Guarantees at any time with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture, the Securities and the Guarantees and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, the Guarantors or any other obligor under the Securities (in the event any Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (a) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (c) the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer or disposition (other than pursuant to a lease) of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with the Indenture, subject to the terms and conditions of the Indenture, the successor Person to such transaction shall become the obligor on this Security, and the Company and each such Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Security and the Indenture.

            This Security is entitled to the benefits of any Guarantee of any Guarantor made for the benefit of the Holders in accordance with the provisions of the Indenture. Upon the terms and subject to the conditions set forth in the Indenture, such Guarantors will unconditionally guarantee that the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal, premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Securities and that all other Indenture Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Indenture Obligations) will be promptly paid in full.

            Pursuant to the Registration Rights Agreement between the Company and the Initial Purchaser, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 8 7/8% Senior Notes due 2004, Series B (the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders of the Initial Securities shall be entitled to receive Liquidated Damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

            All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            This is one of the Securities referred to in the within-mentioned Indenture.

                         MARINE MIDLAND BANK, as Trustee


                         By: /s/ Frank Godino
                            ----------------------------
                              Authorized Signatory

                                ASSIGNMENT FORM


            To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


------------------------------------------------------------------------------
          (Insert assignee's social security or federal tax I.D. no.)

------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------
            (Print. or type assignee's name, address and zip code)


and irrevocably appoint
                       -------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

------------------------------------------------------------------------------


Date:
     ---------------

                                    Your Signature:
                                                   ---------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                      OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture check the appropriate box:

            o     Section 912                         o     Section 913

            If you want to have only part of the Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture, state the amount (in integral multiples of $1,000) you elect to have purchased:


$
 -----------------

Date:
     ------------------

                                    Your Signature:
                                                   ---------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b),
(c) OR (d), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OR ANY NOTE ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR

PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PLAYTEX PRODUCTS, INC.

                               -----------------

                    8 7/8% SENIOR NOTES due 2004, Series A

No. 1                                                               $2,000,000
CUSIP No. 72813P AC 4

            PLAYTEX PRODUCTS, INC., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Two Million United States dollars on July 15, 2004, at the office or agency of the Company referred to below, and to pay interest thereon from July 21, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 commencing January 15, 1998 at the rate of 8 7/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder in whose name such Security is registered as of such Regular Record Date, and may be paid on the Special Payment Date to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee (and for which notice shall be given to Holders of Securities not less than 10 days prior to such Special Record Date) or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of, premium, if any, and interest and Liquidated Damages on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be accrued on the basis of a 360-day year of twelve 30-day months.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated: July 21, 1997          PLAYTEX PRODUCTS, INC.

                              By:  /s/ Michael F. Goss
                                   -------------------------------

            This Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Senior Notes due 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, which may be issued under and are subject to the terms of an indenture (herein called the "Indenture") dated as of July 21, 1997, among the Company, the Guarantors named therein and Marine Midland Bank, as trustee (together with any successor Trustee under the Indenture, the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on this Security and (b) certain covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, PARI PASSU in right of payment to all Senior Indebtedness, and senior in right of payment to all Subordinated Indebtedness, whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions.

            The Securities are not redeemable by the Company prior to July 15, 2001. Thereafter, the Securities are subject to redemption, in whole or in part, at the option of the Company upon not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, at the election of the Company, in amounts of $1,000 or integral multiples of $1,000 at the following redemption prices (expressed as a percentage of the principal amount) if redeemed during the 12-month period beginning July 15 of the years indicated below:


                                                  Redemption
               Year                                  Price
               ----                               ----------

               2001..............................  104.438%
               2002..............................  102.219%
               2003..............................  100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Securities Outstanding on the date of the Indenture in amounts of $1,000 or integral multiples of $1,000, with the net proceeds from the sale by the Company of Qualified Capital Stock in one or more offerings, within 60 days of receipt of such proceeds, on not less than 30 nor more than 60 days' prior notice to the Holders, at a redemption price equal to 108 7/8% of the principal amount, together, in each case, with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2001, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control upon not less than 30 nor more than 60 days' prior notice to each Holder of Securities to be redeemed in amounts of $1,000 or an integral multiple thereof, at a redemption price equal to the sum of (i) the principal amount thereof plus (ii) accrued and unpaid interest and Liquidated Damages, if any, to the redemption date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date) plus (iii) the Applicable Premium.

            If less than all of the Securities are to be redeemed, such portion of the Securities shall be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

            Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or a portion of such Holder's Securities in amounts of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

            Under certain circumstances, in the event the Net Cash Proceeds that are received by the Company from any Asset Sale, and that are not applied to repay permanently any secured Senior Indebtedness then outstanding or invested in properties or assets used in the businesses of the Company, equal or exceed $25 million, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking PARI PASSU with the Securities.

            In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the

Indenture. Notwithstanding the foregoing, in the case of an Event of Default from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Securities will become due and payable without further action or notice.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture, the Securities and the Guarantees at any time with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture, the Securities and the Guarantees and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, the Guarantors or any other obligor under the Securities (in the event any Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (a) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (c) the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer or disposition (other than pursuant to a lease) of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with the Indenture, subject to the terms and conditions of the Indenture, the successor Person to such transaction shall become the obligor on this Security, and the Company and each such Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Security and the Indenture.

            This Security is entitled to the benefits of any Guarantee of any Guarantor made for the benefit of the Holders in accordance with the provisions of the Indenture. Upon the terms and subject to the conditions set forth in the Indenture, such Guarantors will unconditionally guarantee that the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal, premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Securities and that all other Indenture Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Indenture Obligations) will be promptly paid in full.

            Pursuant to the Registration Rights Agreement between the Company and the Initial Purchaser, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 8 7/8% Senior Notes due 2004, Series B (the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders of the Initial Securities shall be entitled to receive Liquidated Damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

            All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            This is one of the Securities referred to in the within-mentioned Indenture.

                         MARINE MIDLAND BANK, as Trustee


                         By: /s/ Frank Godino
                            -------------------------------
                              Authorized Signatory

                                ASSIGNMENT FORM


            To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


------------------------------------------------------------------------------
          (Insert assignee's social security or federal tax I.D. no.)

------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------
            (Print. or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------------------------


Date:
     --------------------

                                    Your Signature:
                                                   ---------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                      OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture check the appropriate box:

            o     Section 912                         o     Section 913

            If you want to have only part of the Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture, state the amount (in integral multiples of $1,000) you elect to have purchased:


$
 -----------------

Date:
     ------------------
                                    Your Signature:
                                                   ---------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.